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                                                                    EXHIBIT 10.1


EXTENSION AGREEMENT to be attached to and form a part of lease (which together with any amendments, modifications and extensions thereof is hereinafter called the Lease), made the 13th day of December 1993

           Between Spieker Properties, L.P., a California limited partnership, as Landlord

                        and

           Infoseek Corporation, a California corporation, as Tenant

           covering the premises known as 2620 Augustine Drive, Suite 250, Santa Clara, California

Witnesseth that the Lease is hereby renewed and extended for a further term of seventeen (17) months to commence on the first day of April 1997, and to end on the thirty first day of August 1998, on condition that Landlord and Tenant comply with all the provisions of the covenants and agreements contained in the Lease, except:

1)      PARAGRAPH #4 - RENT   Rental for the premises shall be:


        $4,196.00 (Four Thousand One Hundred Ninety Six Dollars and no/100ths) per month plus basic operating costs and taxes per paragraph 29 of this Lease Agreement. Basic operating costs and taxes are estimated a year in advance and collected on a monthly basis. Any adjustment necessary (up or down) will be made at the end of the operating year.


IN WITNESS WHEREOF, the parties hereto have signed and sealed this Extension Agreement.

Landlord: Spieker Properties, L.P., a California limited partnership
By: Spieker Properties, Inc., a Maryland corporation
Its: General Partner


By: /s/ John A. Foster                      Dated:      9/17/96
   -------------------------                       ----------------
        John A. Foster (CW)

Title: Senior Vice President
       ---------------------

Tenant: Infoseek Corporation, a
        California corporation


By: /s/ Andrew E. Newton                   Dated:       9/11/96
   -------------------------                       -----------------
        Andrew E. Newton

Title:    Vice President
       ---------------------